UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2021

Liberated Syndication Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard, Suite 770
Pittsburgh, Pennsylvania		15213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 621-0902

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2021, the Board of Directors (the “Board”) of Liberated Syndication Inc. (the “Company”) appointed Bradley Tirpak as Chief Executive Officer of the Company, effective November 1, 2021 (the “Start Date”).

Mr. Tirpak, age 52, has served as Chairman of the Board since August 2020 and as a director of the Company since October 2019. Mr. Tirpak is a professional investor with more than 25 years of investing experience. Since September 2016, he has served as a portfolio manager and Managing Director at Palm Active Partners, LLC, a private investment company. From October 2008 to August 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company. He also previously served as a portfolio manager at Credit Suisse First Boston, Caxton Associates, Sigma Capital Management and Chilton Investment Company. Mr. Tirpak served as a director at Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, as a director at Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018, as a director at Birner Dental Management Services, Inc., a dental service organization, from December 2017 to January 2019 and as a director at Full House Resorts, Inc., a publicly traded gaming company, from December 2014 to February 2021. Since October of 2019, he has served as a director of TSR, Inc., a publicly traded provider of information technology consulting and recruiting services, and since April of 2020 as a director of Barnwell Industries Inc., a publicly traded company engaged in real estate development and oil and gas exploration. Mr. Tirpak also currently serves as trustee of The HALO Trust, the world’s largest humanitarian mine clearance organization focused on clearing the debris of war in over 25 countries. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.

There is no arrangement or understanding between Mr. Tirpak and any other person pursuant to which Mr. Tirpak was selected as the Company’s Chief Executive Officer. Mr. Tirpak has no family relationships with any director or executive officer of the Company. In addition, Mr. Tirpak has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 1, 2021, the Company and Mr. Tirpak entered into an Employment Agreement (the “Agreement”), the terms of which were approved by the Company’s Compensation Committee (the “Committee”) and the Board (excluding Mr. Tirpak).

The Agreement has an initial three-year and two-month term, ending on December 31, 2024 (the “Initial Term”), which is automatically renewable for annual terms thereafter (each, a “Renewal Term” and, together with the Initial Term, each a “Term”). Mr. Tirpak will receive an annual base salary for the first-, second- and third-year of the Initial Term of $120,000, not less than $130,000 and not less than $140,000, respectively. On the Start Date, Mr. Tirpak will receive the following equity awards:

•
40,000 shares of restricted stock that vest 90 days from the date of the Agreement;

•
150,000 shares of restricted stock that vest in equal installments of 50,000 shares on the first, second and third anniversaries of the Start Date;

•
20,000 performance stock units (“PSUs”) that vest upon the closing of the Company’s common stock (the “Common Stock”) at or above $7.50 per share for 30 consecutive trading days prior to the end of the Initial Term;

•
40,000 PSUs that vest upon the closing of the Common Stock at or above $10.00 per share for 30 consecutive trading days prior to the end of the Initial Term;

•
60,000 PSUs that vest upon the closing of the Common Stock at or above $15.00 per share for 30 consecutive trading days prior to the end of the Initial Term;

•
100,000 PSUs that vest upon the closing of the Common Stock at or above $20.00 per share for 30 consecutive trading days prior to the end of the Initial Term;

•
20,000 PSUs that vest upon the listing of the Common Stock on either the Nasdaq Stock Market or the New York Stock Exchange prior to the end of the Initial Term; and

•
150,000 incentive stock options that vest in equal installments of 50,000 stock options on each of the first, second and third anniversaries of the Start Date.

In addition, Mr. Tirpak shall receive an award of up to 50,000 PSUs annually upon the filing of the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission subject to the achievement of pre-agreed upon performance metrics by Mr. Tirpak and the Company as determined by the Committee. Mr. Tirpak shall not sell or transfer any Common Stock from vested equity awards prior to the end of the Initial Term. For each calendar year during the Term, Mr. Tirpak is eligible to receive incentive compensation (an “Annual Discretionary Bonus”), which is payable in cash or Common Stock. Mr. Tirpak’s target Annual Discretionary Bonus is the greater of $62,500 or 25% of his salary and will be prorated for calendar year 2021 to reflect his partial year of service.

Mr. Tirpak is also eligible to participate in the Company’s retirement plans, health plans and all other employee benefits made available by the Company. Mr. Tirpak is entitled to receive certain severance payments in connection with a termination by the Company without cause, by Mr. Tirpak for good reason or by mutual agreement to name a successor. Mr. Tirpak also agreed to customary confidentiality, non-competition and non-solicitation provisions contained in the Agreement.

The foregoing description of the terms of the Agreement is not complete and is subject to, and qualified in its entirety by, the terms of the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on November 1, 2021 announcing Mr. Tirpak’s appointment as Chief Executive Officer of the Company.

The information under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Employment Agreement, dated as of November 1, 2021, between Liberated Syndication Inc. and Bradley Tirpak.
99.1	Press Release, dated November 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERATED SYNDICATION, INC.

Date:	November 3, 2021	By:	/s/ Laurie A. Sims
Name: Laurie A. Sims Title: President